Interest and Other Income (Tables)	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Summary of Interest and Other Income

$ million
	2020	2019	2018
Interest income	679	899	772
Dividend income (from investments in equity securities)	22	23	104
Net gains on sale and revaluation of non-current assets and businesses	286	2,519	3,265
Net foreign exchange (losses)/gains on financing activities	(391)	5	(174)
Other	273	179	104
Total	869	3,625	4,071